Exhibit 10.16

EXECUTION VERSION

Amendment No. 1

to the Second Amended and Restated Shareholders Agreement of Perfect Corp.

Dated: October 5, 2021

Reference is made to that the Second Amended and Restated Shareholders Agreement of Perfect Corp., an exempted company incorporated under the laws of Cayman Islands (the “Company”), dated as of December 18, 2020 (the “Shareholders Agreement”), by and among each of the persons listed in Schedule A and Schedule B thereto, the Company and Alice H. Chang, a citizen of Taiwan with passport number 312667488 and the founder of the Company (each a “Party”, and collectively, the “Parties”).

Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Shareholders Agreement. Unless the context requires otherwise, all references to any Sections, Schedules and Exhibits are to the respective Sections, Schedules and Exhibits in the Shareholders Agreement.

The purpose of this Amendment No. 1 to the Shareholders Agreement (this “Amendment”) is to set forth certain acknowledgements and agreements among the Parties relating to the Shareholders Agreement.

Each Party hereby acknowledges and agrees as follows:

1.       Amendments.

(a)	A paragraph which reads “De-SPAC Merger means a business combination involving the Company and a publicly listed special purpose acquisition company on either the New York Stock Exchange or the NASDAQ Stock Market, whether by merger, consolidation, stock purchase, asset sale or otherwise.” shall be added immediately after the definition of the term “Default Right” in Section 1.1 of the Shareholders Agreement.

(b)	The definition of the term “IPO”, which currently reads “(a) the Company’s first underwritten public offering on a firm commitment basis by a nationally recognized investment banking organization or organizations pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Shares (or as the case may be, the shares or securities of the relevant entity resulting from any merger, reorganization or other arrangements made by or to the Company for the purposes of public offering), and such Shares are listed for trading on either the New York Stock Exchange or the NASDAQ Stock Market, or (b) a listing of Shares of the Company on the Taiwan Stock Exchange, Taipei Exchange, or any other internationally recognized stock exchanges duly approved by the Board in accordance with this Agreement and the Restated Articles” in Section 1.1 of the Shareholders Agreement, is hereby amended and restated in its entirety as follows:

“(a) the Company’s first underwritten public offering on a firm commitment basis by a nationally recognized investment banking organization or organizations pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Shares (or as the case may be, the shares or securities of the relevant entity resulting from any merger, reorganization or other arrangements made by or to the Company for the purposes of public offering), and such Shares are listed for trading on either the New York Stock Exchange or the NASDAQ Stock Market, (b) a Taiwan IPO, (c) a listing of Shares of the Company on any internationally recognized stock exchanges other than the New York Stock Exchange, the NASDAQ Stock Market duly approved by the Board in accordance with this Agreement and the Restated Articles or (d) a listing of Shares of the Company or, as the case may be, the shares or securities of the relevant entity resulting from a De-SPAC Merger, by way of a De-SPAC Merger”.

(c)	The definition of the term “Qualified IPO”, which currently reads “an initial public offering of the Common Shares of the Company on the New York Stock Exchange, NASDAQ Stock Market, The Stock Exchange of Hong Kong, Taiwan Stock Exchange or other stock exchange approved in writing by Goldman Sachs reflecting a pre-money market capitalization of the Company (based on the price per share offered to the public in the offering) under which the value of the Series C Preferred Shares held by Goldman Sachs shall not be less than the Qualified Exit Minimum Value” in Section 1.1 of the Shareholders Agreement, is hereby amended and restated in its entirety as follows:

“an initial public offering of the Common Shares of the Company on the New York Stock Exchange, NASDAQ Stock Market, The Stock Exchange of Hong Kong, Taiwan Stock Exchange or other stock exchange approved in writing by Goldman Sachs or a De-SPAC Merger reflecting a pre-money market capitalization of the Company or the relevant entity resulting from a De-SPAC Merger (based on the price per share offered to the public in the case of an initial public offering) under which the value of the Series C Preferred Shares held by Goldman Sachs shall not be less than the Qualified Exit Minimum Value”.

(d)	The phrase “(a) immediately upon the closing of an IPO, based on the applicable Conversion Price in effect at the time of the closing of such IPO” in Section 8.11 of the Shareholders Agreement is hereby amended by appending the phrase “other than a Taiwan IPO” immediately after the words “immediately upon the closing of an IPO”, such that the phrase, after the amendment, shall read:

“immediately upon the closing of an IPO, other than a Taiwan IPO, based on the applicable Conversion Price in effect at the time of the closing of such IPO”

(e)	Section 10.2(a), which currently reads “a merger, reorganization, share purchase (including, without limitation, the sale or transfer of the Company’s outstanding shares, share-for-share exchange) or consolidation of the Company with or into any other company or companies or other entity or entities or transaction or any other corporate reorganization in which the holders of the Company’s voting securities prior to such transaction beneficially own or control less than a majority of the outstanding voting securities of the surviving company or other entity after such transaction on account of shares held by such holders immediately prior to such transaction”, is hereby amended by appending the phrase “De-SPAC Merger” immediately after the phrase “(including, without limitation, the sale or transfer of the Company’s outstanding shares, share-for-share exchange)”, such that the section, after the amendment, shall read:

“a merger, reorganization, share purchase (including, without limitation, the sale or transfer of the Company’s outstanding shares, share-for-share exchange), De-SPAC Merger or consolidation of the Company with or into any other company or companies or other entity or entities or transaction or any other corporate reorganization in which the holders of the Company’s voting securities prior to such transaction beneficially own or control less than a majority of the outstanding voting securities of the surviving company or other entity after such transaction on account of shares held by such holders immediately prior to such transaction”

2.       Continued Effect. The provisions of the Shareholders Agreement shall, except as amended by this Amendment, continue in full force and effect in accordance with their terms.

3.       Miscellaneous.

(a)	Sections 16.1, 16,2, 16.3, 16.4, 16.5, 16.7, 16.8, 16.9, 16.10, 16.11, 16.12, 16.14, 16.15, 16.16, 16.17, 16.18, 16.19, 16.20 and 16.22 of the Shareholders Agreement shall apply to this Amendment mutatis mutandis.

(b)	The term “this Agreement” and “the Agreement” and any reference to the Shareholders Agreement contained in the Shareholders Agreement mean and are a reference to the Shareholders Agreement, as amended by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Perfect Corp.

By:	/s/ Alice H. Chang
Name:	Alice H. Chang
Title:	Director and Chief Executive Officer

Alice H. Chang

/s/ Alice H. Chang

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Cyberlink International Technology Corp.

By:	/s/ Jau-Hsiung Huang
Name:	Jau-Hsiung Huang
Title:	Director

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

IDEAL MAX MANAGEMENT LIMITED

By:	/s/ Alice H. Chang
Name:	Alice H. Chang
Title:	Director

PERFECT AA CORP.

By:	/s/ Alice H. Chang
Name:	Alice H. Chang
Title:	Director

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

GOLDEN EDGE CO., LTD.

By:	/s/ Chen, Hsiao-Chuan
Name:	Che, Hsiao-Chuan
Title:	Director

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

DVDonet.com, Inc.

By:	/s/ Sun, Liang-Chu
Name:	Sun, Liang-Chu
Title:	Director

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Ningbo New Summit Private Equity Fund I L.P.
宁波创世一期股权投资基金合伙企业(有限合伙)

By:	/s/ Zhou Wei
Name:	Zhou Wei
Title:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Kleinrock 1990 Trust

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Trustee

LMRN, L.P.

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	General Partner

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

CCV Fund I LP

By:	/s/ Zhou Wei
Name:	Zhou Wei
Title:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Extol Capital LP

By:	/s/ Alex Ok
Name:	Alex Ok
Title:	Managing Partner

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Yuanta Asia Investment (Hong Kong) Limited

By:	/s/ Yu, Hsiao-Tsai
Name:	Yu, Hsiao-Tsai
Title:	President

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

World Speed Company Limited

By:	/s/ Sun, Liang-chu
Name:	Sun, Liang-chu
Title:	Director

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Taobao China Holding Limited

By:	/s/ Yi Zhang
Name:	Yi Zhang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

Goldman Sachs Asia Strategic II Pte. Ltd.

By:	/s/ Tan Ching Chek
Name:	Tan Ching Chek
Title:	Director

StoneBridge 2020 L.P.
By: Bridge Street Opportunity Advisors, L.L.C., its general partner

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Vice President

StoneBridge 2020 Offshore Holding II L.P.
By: Bridge Street Opportunity Advisors, L.L.C., its general partner

By:	/s/ William Y. Eng
Name:	William Y. Eng
Title:	Vice President

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

MC Investment Asset Holding LLC

By:	/s/ Steve Hwang
Name:	Steve Hwang
Title:	Authorized Signatory

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Robin Schorr 2020 Irrevocable Trust

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Grantor

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Martin Kleinrock 2020 Irrevocable Trust

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Grantor

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Lynn Hirschberg 2020 Irrevocable Trust

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Grantor

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Nancy Kleinrock 2020 Irrevocable Trust

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Grantor

IN WITNESS WHEREOF, the Parties have executed or caused this Amendment to be executed as of the date first written above.

The Leonard and Stella Schuler Kleinrock Irrevocable Trust #1

By:	/s/ Leonard Kleinrock
Name:	Leonard Kleinrock
Title:	Trustor